EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Berry Plastics Group, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 29, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Kratochvil, the Executive Vice-President, Chief Financial Officer, Secretary and Assistant Treasurer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James M. Kratochvil
James M. Kratochvil
Chief Financial Officer (Principal Financial and Accounting Officer)

Date:   August 6, 2013